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                                                                    EXHIBIT 99.1

                                SMART & FINAL


                 PARTICIPANT ACKNOWLEDGEMENT AND ELECTION FORM

                         VOLUNTARY EXCHANGE PROGRAM OF
                    STOCK OPTIONS - FOR - RESTRICTED STOCK
                              SMART & FINAL INC.



                     PARTICIPANT ELECTIONS ARE IRREVOCABLE
                     -------------------------------------
                       AND MUST BE MADE BY MARCH 9, 2001
                       ---------------------------------

________________________________________________________________________________

          ========================================================

           To be accepted, this Election Form must be returned by 5:00 p.m. Los Angeles time on March 9, 2001 to:

                              Laurie Mead
                              Director, Human Resources
                              Smart & Final Inc.
                              600 Citadel Drive
                              City of Commerce, CA 90040
                              Telephone: (323) 869-7640
                              Facsimile: (323) 869-7860

          ========================================================


TO:  Smart & Final Inc.

1. I ____________________, am the holder of certain options on common stock ("Stock Options") of Smart & Final Inc. ("Smart & Final") and I acknowledge that Smart & Final has presented me with a voluntary program (the "Exchange Program") to exchange my Stock Options for a lesser number of restricted shares of Smart & Final common stock ("Restricted Shares").

2. I acknowledge that my decision to participate in the Exchange Program as evidenced by my signature below is solely mine and that Smart & Final has not recommended that I either participate or decline to participate in the Exchange Program.

3. I have been provided with a copy of the "Program Description" of the voluntary Exchange Program and the Restricted Stock Agreement (together, the "Documents"). I understand that my decision to participate in the Exchange Program is subject to these Documents as well as

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    the terms of the Long-Term Equity Compensation Plan (the "Plan").

4.  I understand and agree that by participating in the Exchange Program:

       . Each Stock Option which I am exchanging will be permanently and irrevocably surrendered to Smart & Final; and

       . The Stock Option Agreement which applies to each of the Stock Option grants that I am electing to exchange will be (and be deemed to be) cancelled by the Company; and

       . The number of shares of Restricted Stock which I will receive for Stock Options surrendered has been determined by Smart & Final and will not be subject to change or negotiation; and

       . The Restricted Shares which I will receive will not be vested in my account for a period of either one or three years (as described in the Documents), and that if my employment is terminated during this period I will forfeit any right to the Restricted Shares (except that if my employment is terminated by death or "Retirement" or a "change in control" as defined in the Plan, my Restricted Shares will vest; and

       . All of the terms and conditions of the Documents and the Plan will apply.

5. I understand only Stock Options with exercise prices of $14.00 or more per share are eligible for the Exchange Program. I understand that if I have more than one Stock Option grant which qualifies under the Exchange Program, that I may elect to exchange some grants and not others, but that all Stock Options granted to me on a single date must be either exchanged or retained together.

6. I understand that the future market price of Smart & Final Inc. common stock could exceed the exercise price of Stock Options which I elect to exchange and surrender under this Exchange Program. I also understand that under some such circumstances, the then current value of the Restricted Shares which I have received under the Exchange Program may be less than the value of the Stock Options which I have exchanged.

7. I acknowledge that I have sought and received such legal, financial planning, or personal income tax advice which I have determined necessary to make an informed judgment regarding participation in the Exchange Program, and that neither Smart & Final nor its employees or representatives have provided me with any such advice.

8. I acknowledge that all Stock Options being surrendered with this acknowledgment are free and clear of any encumbrances including but not limited to security interests, liens, restrictions, court orders, or other obligations.

9.  I acknowledge the following regarding the "Voluntary Election Table" below:

       . The Stock Options as listed in the "Current Stock Options" portion of the table represent all of the outstanding Stock Options issued to me with option exercise prices of $14.00 per share or greater; and

       . The "Exchange Ratio" represents the number which is divided into the number of outstanding Stock Options to determine the "Equivalent Number of Restricted Shares" which I will receive if I participate in the Exchange Program; and

       . By marking "Yes" in the "Participant Election" column, together with my signature

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          below, I am voluntarily and irrevocably electing to Participate in the
          Exchange Program for the individual Stock Option grant listed; and

       . If the "Participant Election" column is marked "No" or is blank, then my current Stock Option grant will be retained and not exchanged under the Exchange Program.

                           VOLUNTARY ELECTION TABLE

     CURRENT STOCK OPTIONS                           RESTRICTED SHARES            PARTICIPANT ELECTION
-------------------------------------------------------------------------------------------------------
               Number of     Stock Option                      Equivalent        Exchange Stock Options
Stock Option     Stock      Exercise Price     Exchange        Number of          for Restricted Shares
Grant Date      Options        ($/share)         Ratio      Restricted Shares      MARK "YES" or "NO"

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
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

10. I understand that on or prior to March 9, 2001, under certain circumstances set forth in the Documents, Smart & Final may terminate or amend the Exchange Program or may postpone the acceptance of voluntary elections as made herein. In any such event, I understand that my election may be returned to me without acceptance by Smart & Final.

11. I have read, understand, and agree to all of the terms of Exchange Program as described in the Documents.


SIGNATURE OF OPTION HOLDER


_________________________________            Date:  _______________, 2001

Print Name:

Print Current Mailing Address:



THE EXCHANGE PROGRAM IS NOT OFFERED TO (NOR WILL PARTICIPANT ELECTIONS BE ACCEPTED FROM OR ON BEHALF OF) OPTION HOLDERS IN ANY JURISDICTION IN WHICH THE EXCHANGE PROGRAM WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. SMART & FINAL INC. WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT PARTICIPANT ELECTIONS. ALL PARTICIPATING OPTION HOLDERS, BY EXECUTION OF THIS PARTICIPANT ACKNOWLEDGEMENT AND ELECTION FORM (OR A FACSIMILE THEREOF), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR ELECTION(S).

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